UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
                          Washington,  D.  C.  20549  -  1004

                                    FORM  8-K

CURRENT  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF  1934

DATE  OF  REPORT  (Date  of  earliest  event  reported)   December  24,  2003
                                                          -------------------
                        COMMISSION  FILE  NUMBER  0-2413
                                                  ------
                          MacDermid,  Incorporated
                          -----------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut                             06-0435750
          -----------                             ----------
(State  or  other  jurisdiction  of              (I.R.S.  Employer
 incorporation  or  organization)              Identification  No.)

245  Freight  Street,  Waterbury,  Connecticut            06702
-----------------------------------------------------------
(Address  of  principal  executive  offices)           (Zip  Code)

Registrant's  telephone  number,  including  area  code  (203)  575-5700
                                                         --------------
                               None
               ---------------------------------
Former name, former address and former fiscal year, if changed since last report.



Indicate  by  check  mark  whether  the  registrant  (1)  has  filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                        -------    ------.

ITEM  2:  Acquisition or Disposition of Assets

MacDermid, Incorporated has brought its segment operations for electronics manufacturing to a conclusion with the sale of its 60% interest in Eurocir S.A. On December 9, 2003, MacDermid divested its 60% interest in Eurocir S.A. upon signing a purchase and sale agreement with the 40% stakeholders of Eurocir S.A. Eurocir S.A. is a Spanish producer of a wide variety of printed circuit boards and will continue to be a significant customer of MacDermid. The sale price of $5 million calls for $3 million upon signing and the remaining $2 million within six years and will be used for general corporate purposes.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

7(b)     Pro Forma Financial Information, Reflecting the Disposal of Eurocir
          i. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003
          ii. Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended December 21, 2002
          iii. Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended September 30, 2003
          iv. Unaudited Pro Forma Condensed Consolidated Financial Statement Adjustments

MACDERMID, INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Amounts in Thousands of Dollars Except Per Share Amounts)


                                                          September    30, 2003

                                                          Pro Forma
                                           Historical    Adjustments              Pro Forma
                                           ------------  ------------             -----------
Assets:
Current assets:
Cash and cash equivalents . . . . . . . .  $    30,105         ($130)        (D)  $   29,975
Accounts and notes receivable, (net of
   allowance for doubtful receivables of
   $16,142) . . . . . . . . . . . . . . .      142,921       (10,936)        (D)     131,985
Inventories:
   Finished goods . . . . . . . . . . . .       45,103        (6,515)        (D)      38,588
   Raw materials, supplies and equipment.       43,209        (2,786)        (D)      40,423
                                           ------------  ------------             -----------
                                                88,312        (9,301)                 79,011
Prepaid expenses. . . . . . . . . . . . .        8,512                                 8,512
Deferred income tax asset . . . . . . . .       22,310          (997)        (D)      21,313
                                           ------------  ------------             -----------
     Total current assets . . . . . . . .      292,160       (21,364)                270,796

Property, plant and equipment (net of
   accumulated depreciation of $185,610).      127,635       (18,374)        (D)     109,261
Goodwill. . . . . . . . . . . . . . . . .      194,200                               194,200
Intangibles, (net of accumulated
   amortization of $17,290) . . . . . . .       30,626           (31)        (D)      30,595
Other assets. . . . . . . . . . . . . . .       57,500                                57,500
                                           ------------  ------------             -----------
                                               702,121       (39,769)                662,352
                                           ============  ============             ===========

Liabilities and shareholders' equity:
Current liabilities:
Notes payable . . . . . . . . . . . . . .        5,944        (4,800)        (D)       1,144
Current installments of long-term
obligations . . . . . . . . . . . . . . .        5,034        (4,472)        (D)         562
Accounts and dividends payable. . . . . .       62,136       (13,040)        (D)      49,096
Accrued expenses. . . . . . . . . . . . .       66,059        (1,963)        (D)      64,096
Income taxes. . . . . . . . . . . . . . .        6,611             5         (D)       6,616
                                           ------------  ------------             -----------
     Total current liabilities      . . .      145,784       (24,270)                121,514

Long-term obligations . . . . . . . . . .      310,103        (8,952)        (D)     301,151
Accrued post-retirement and
   post-employment benefits . . . . . . .       20,549                                20,549
Deferred income taxes . . . . . . . . . .        5,622          (824)        (D)       4,798
Other long-term liabilities . . . . . . .        4,367           (41)        (D)       4,326
Minority interest . . . . . . . . . . . .        2,873        (2,873)        (D)           0

Shareholders' equity:
Common stock stated value, $1.00 per
share . . . . . . . . . . . . . . . . . .       46,813                                46,813
Additional paid-in-capital. . . . . . . .       24,999                                24,999
Retained earnings . . . . . . . . . . . .      260,324        (2,809)        (D)     257,515
Cumulative comprehensive income
   equity adjustments . . . . . . . . . .       (4,568)                               (4,568)
Less, cost of common shares in treasury .     (114,745)                             (114,745)
                                           ------------  ------------             -----------
     Total shareholders' equity . . . . .      212,823        (2,809)                210,014
                                           ------------  ------------             -----------
                                               702,121       (39,769)                662,352
                                           ============  ============             ===========

See accompanying Unaudited Pro Forma Condensed Consolidated Financial Statement Adjustments.




MACDERMID, INCORPORATED
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
Year Ended December 31, 2002
(Amounts in Thousands of Dollars Except Share and Per Share Amounts)


                                    Year
                                Ended         December        31, 2002

                                              Pro Forma
                                Historical    Adjustments               Pro Forma
                                ------------  -------------  ---------  ------------
Net Sales. . . . . . . . . . .  $   687,561       ($75,765)   (A), (B)  $   611,796
Cost of sales. . . . . . . . .      404,794        (67,476)   (A), (B)      337,318
     Gross profit. . . . . . .      282,767         (8,289)                 274,478
                                ------------  -------------             ------------

Operating expenses:
   Selling, technical and
   administrative. . . . . . .      189,414         (6,274)        (A)      183,140
   Amortization. . . . . . . .        6,226            (27)        (A)        6,199
   Impairment charges. . . . .       35,371        (27,389)        (A)        7,982
                                ------------  -------------             ------------
                                    231,011        (33,690)                 197,321

     Operating profit / (loss)       51,756         25,401                   77,157

Other income (expense):
   Interest income . . . . . .          608            167   (A), (C )          775
   Interest expense. . . . . .      (35,833)         1,375         (A)      (34,458)
   Other income (expense). . .       (2,607)           (45)        (A)       (2,652)
                                ------------  -------------             ------------
                                    (37,832)         1,497                  (36,335)
     Earnings from
       continuing operations
       before taxes and
       minority interest . . .       13,924         26,898                   40,822

Income tax (expense)
Benefit. . . . . . . . . . . .       (4,455)        (8,607)  (A), (C )      (13,062)
Minority interest. . . . . . .         (120)           120         (A)            0
                                ------------  -------------             ------------

     Earnings from
Continuing operations. . . . .  $     9,349   $     18,411              $    27,760
                                ============  =============             ============

Net earnings per common
share:
   Basic . . . . . . . . . . .  $      0.29   $       0.57              $      0.86
                                ============  =============             ============
   Diluted . . . . . . . . . .  $      0.29   $       0.57              $      0.86
                                ============  =============             ============

Weighted average
common shares
outstanding:
   Basic . . . . . . . . . . .   32,220,066                              32,220,066
                                ============                            ============
   Diluted . . . . . . . . . .   32,475,155                              32,475,155
                                ============                            ============

See accompanying Unaudited Pro Forma Condensed Consolidated Financial Statement Adjustments.


MACDERMID, INCORPORATED
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
Nine Months Ended September 30, 2003
(Amounts in Thousands of Dollars Except Share and Per Share Amounts)


                                    Nine
                                Months        Ended          September      30, 2003

                                              Pro Forma
                                Historical    Adjustments                Pro Forma
                                ------------  -------------  ----------  ------------
Net Sales. . . . . . . . . . .  $   515,959       ($57,933)    (A), (B)  $   458,026
Cost of sales. . . . . . . . .      294,175        (52,400)    (A), (B)      241,775
                                ------------  -------------              ------------
     Gross profit. . . . . . .      221,784         (5,533)                  216,251

Operating expenses:
   Selling, technical and
   administrative. . . . . . .      146,249         (5,012)         (A)      141,237
   Amortization. . . . . . . .        2,416            (26)         (A)        2,390
   Impairment charges                                                              0
                                ------------  -------------              ------------
                                    148,665         (5,038)                  143,627

     Operating profit / (loss)       73,119           (495)                   72,624

Other income (expense):
   Interest income . . . . . .          653            123    (A), (C )          776
   Interest expense. . . . . .      (23,969)           750          (A)      (23,219)
   Other income (expense). . .        3,320           (148)         (A)        3,172
                                ------------  -------------              ------------
                                    (19,996)           725                   (19,271)
     Earnings from
       continuing operations
       before taxes and
       minority interest . . .       53,123            230                    53,353

Income tax (expense)
Benefit. . . . . . . . . . . .      (17,000)           (74)   (A), (C )      (17,074)
Minority interest. . . . . . .            0                         (A)            0
                                ------------  -------------              ------------

     Earnings from
Continuing operations. . . . .  $    36,123   $        156               $    36,279
                                ============  =============              ============

Net earnings per common
share:
   Basic . . . . . . . . . . .  $      1.14   $       0.01               $      1.15
                                ============  =============              ============
   Diluted . . . . . . . . . .  $      1.14              -               $      1.14
                                ============  =============              ============

Weighted average
common shares
outstanding:
   Basic . . . . . . . . . . .   31,570,451                               31,570,451
                                ============                             ============
   Diluted . . . . . . . . . .   31,743,571                               31,743,571
                                ============                             ============

See accompanying Unaudited Pro Forma Condensed Consolidated Financial Statement Adjustments.






MACDERMID, INCORPORATED
Unaudited Pro Forma Condensed Consolidated Financial Statement Adjustments for the Year ended December 31, 2002 and Nine Months Ended September 30, 2003

(Dollars in thousands)

The unaudited pro formas assume the Eurocir disposal occurred as of January 1, 2002.
The pro forma adjustments to the historical financial statements are as follows:



     (       ) = credit . . . . . . . . . . . . . . . . . .  December    September
                                                                   31,          30,
                                                                  2002         2003
                                                            ----------   -----------
(A)  Net Sales. . . . . . . . . . . . . . . . . . . . . . .  $  80,485   $   61,683
     Cost of Sales. . . . . . . . . . . . . . . . . . . . .    (72,196)     (56,150)
     Selling, technical and administrative. . . . . . . . .     (6,274)      (5,012)
     Amortization . . . . . . . . . . . . . . . . . . . . .        (27)         (26)
     Impairment charges . . . . . . . . . . . . . . . . . .    (27,389)
     Interest income. . . . . . . . . . . . . . . . . . . .         33           27
     Interest expense . . . . . . . . . . . . . . . . . . .     (1,375)        (750)
     Other income (expense) . . . . . . . . . . . . . . . .         45          148
     Income tax expense (benefit) . . . . . . . . . . . . .      8,543           26
     Minority interest. . . . . . . . . . . . . . . . . . .       (120)
     Retained earnings. . . . . . . . . . . . . . . . . . .     18,275           54

     To remove Eurocir operating financial results
     (including 2002 impairment charge) and related
     32% tax
     effect.

(B)  Net sales. . . . . . . . . . . . . . . . . . . . . . .     (4,720)      (3,750)
     Cost of sales. . . . . . . . . . . . . . . . . . . . .      4,720        4,720

     To reclass intercompany sales to Eurocir as 3rd party sales and cost of sales.

(C)  Interest income. . . . . . . . . . . . . . . . . . . .       (200)        (150)
     Income tax expense (benefit) . . . . . . . . . . . . .         64           48
     Retained earnings. . . . . . . . . . . . . . . . . . .        136          102

     To record additional interest income associated with the $5 million of sales proceeds.

(D)  Cash and cash equivalents                                                 (130)
     Accounts and notes receivable                                          (10,936)
     Finished goods inventory                                                (6,515)
     Raw materials inventory                                                 (2,786)
     Deferred income tax asset                                                 (997)
     PP&E                                                                   (18,374)
     Intangibles                                                                (31)
     Notes payable                                                            4,800
     Current installments of long-term obligations                            4,472
     Accounts and dividends payable                                          13,040
     Accrued expenses                                                         1,963
     Income taxes                                                                (5)
     Long-term obligations                                                    8,952
     Deferred income taxes                                                      824
     Other long-term obligations                                                 41
     Minority interest                                                        2,873
     Retained earnings                                                        2,809

     To remove Eurocir assets, liabilities and equity balances as of 9/30/03 (including minority interest).



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
  (Registrant)


Date:  December  24,  2003                            /s/ Gregory M. Bolingbroke
                                                         Senior Vice President,
                                              Treasurer and Corporate Controller